                  As filed with the Commission on July 17, 1998

                                                       Registration No. 33-59943
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                       POST-EFFECTIVE AMENDMENT NUMBER ONE

                                       TO

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                           ---------------------------

                                LEAR CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                                      13-3386776
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)




         21557 Telegraph Road
         Southfield, Michigan                          48086-5008
         --------------------                          ----------
(Address of principal executive offices)               (zip code)



Lear Seating Corporation 401(k) Plan for Hourly Employees of the Atlanta Plant

Lear Seating Corporation 401(k) Plan for Hourly Employees of the Romulus I Plant

                           (Full title of the Plans)

  ---------------------------------------------------------------------------

                               Joseph F. McCarthy
                  Vice President, Secretary and General Counsel
                                Lear Corporation
                              21557 Telegraph Road
                         Southfield, Michigan 48086-5008
                         -------------------------------
                     (Name and address of agent for service)

                                 (248) 746-1500
                         -------------------------------
          (Telephone number, including area code, of agent for service)

                                     PART II

               INFORMATION REQUIRED IN THIS REGISTRATION STATEMENT

ITEM 9.  UNDERTAKINGS

         Pursuant to undertakings set forth in its Registration Statement on Form S-8 Number 333-59943 (the "Form S-8" or "Registration Statement"), Lear Corporation (the "Company") hereby removes from registration any and all remaining shares of common Stock registered under the Company's Form S-8 which have not been issued or reserved for issuance under the Lear Seating Corporation 401(k) Plan for Hourly Employees of the Atlanta Plant or the Lear Seating Corporation 401(k) Plan for Hourly Employees of the Romulus I Plant as of the date specified below.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment
Number One to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield, Michigan on the 17th day of July, 1998.


                                          LEAR CORPORATION


                                          By: /s/ Kenneth L. Way
                                             ------------------------------
                                          Kenneth L. Way
                                          Chairman of the Board and
                                          Chief Executive Officer


     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                       Title                                Date
     ---------                       -----                                ----
     /s/ Kenneth L. Way              Chairman of the Board and            July 17, 1998
     --------------------------      Chief Executive Officer
     Kenneth L. Way                  (Principal Executive Officer)


     *                               Director, President and Chief        July 17, 1998
     --------------------------      Operating Officer --
     Robert E. Rossiter              International Operations


     *                               Director, President and Chief        July 17, 1998
     --------------------------      Operating Officer -- North
     James H. Vandenberghe           American Operations


     /s/ Donald J. Stebbins          Senior Vice President and            July 17, 1998
     --------------------------      Chief Financial Officer
     Donald J. Stebbins              (Principal Financial and
                                     Principal Accounting Officer)

     *                               Director                             July 17, 1998
     --------------------------
     Gian Andrea Botta


                                     Director
     --------------------------
     Irma B. Elder


     *                               Director                             July 17, 1998
     --------------------------
     Larry W. McCurdy


                                     Director
     --------------------------
     Roy E. Parrott


     *                               Director                             July 17, 1998
     --------------------------
     Robert W. Shower


     *                               Director                             July 17, 1998
     --------------------------
     David P. Spaldin


     *                               Director                             July 17, 1998
     --------------------------
     James A. Stern

     *By: /s/ Kenneth L. Way
         --------------------------------
     Kenneth L. Way
     Attorney-in-fact
     (pursuant to powers of attorney dated June 5, 1995 included on the signature page of Registration No. 33-59943)


     Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned (or other persons who administer the Plans) have duly caused this Post-Effective Amendment Number One to this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Southfield, Michigan as of July 17, 1998.


LEAR SEATING CORPORATION 401(K) PLAN FOR HOURLY EMPLOYEES OF THE ATLANTA PLANT

By:  Lear Corporation (f/k/a Lear Seating Corporation), as Plan Administrator


By: /s/ Michael Miller
   --------------------------------------
Name:  Michael Miller
Title: Secretary, Employee Benefits Committee


LEAR SEATING CORPORATION 401(K) PLAN FOR HOURLY EMPLOYEES OF THE ROMULUS I PLANT

By:  Lear Corporation (f/k/a Lear Seating Corporation), as Plan Administrator


By: /s/ Michael Miller
   --------------------------------------
Name:  Michael Miller
Title: Secretary, Employee Benefits Committee